SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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BOSTON TRUST WALDEN FUNDS

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Boston Trust Walden Funds

One Beacon Street

Boston, MA 02108

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held June 10, 2022

The Board of Trustees of Boston Trust Walden Funds, an open-end investment management company organized as a Massachusetts business trust (the “Trust”), has called a special meeting of the shareholders of the Trust (the “Meeting”), to be held at the offices of Boston Trust Walden, One Beacon Street, Boston, MA 02108 on June 10, 2022 at 10:00 a.m., Eastern Time, in connection with its series, the Boston Trust Asset Management Fund, Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust SMID Cap Fund, Boston Trust Walden Balanced Fund, Boston Trust Walden Equity Fund, Boston Trust Walden Midcap Fund, Boston Trust Walden SMID Cap Fund, Boston Trust Walden Small Cap Fund, and Boston Trust Walden International Equity Fund (each a “Fund” and collectively, the “Funds”) for the following purposes:

Proposals		Funds Voting	Recommendation of the Board of Trustees
1.	To elect Louis G. Hutt, Jr. and Dina A. Tantra to the Board of Trustees of the Trust.	All Funds	FOR

2.	To approve an amendment to each Fund’s fundamental policy regarding loans.	Each Fund	FOR
3.	To approve an amendment to each Fund’s fundamental policy regarding borrowing.	Each Fund	FOR
4.	To approve an amendment to the Fund’s fundamental policy regarding commodities.	Each Fund	FOR
5.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	Each Fund	FOR

Only shareholders of record at the close of business on April 4, 2022 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about April 26, 2022.

By Order of the Board of Trustees

/s/ Lucia B. Santini

Lucia B. Santini, President

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please follow the instructions provided on the Proxy Card (or voting instruction form) or Notice of Internet Availability of Proxy Materials, and vote via the Internet, by touchtone phone, or by printing your ballot and mailing it in. Whether or not you plan to attend the meeting in person, please vote your shares; if you attend the meeting, you may revoke your proxy and vote your shares in person. For more information or assistance with voting, please call (877) 478-5047.

Boston Trust Walden Funds

One Beacon Street

Boston, MA 02108

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held June 10, 2022

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Boston Trust Walden Funds (the “Trust”) for use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of Boston Trust Walden, One Beacon Street, Boston, MA 02108 on June 10, 2022 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof. The Trust is soliciting proxies on behalf of the Boston Trust Asset Management Fund, Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust SMID Cap Fund, Boston Trust Walden Balanced Fund, Boston Trust Walden Equity Fund, Boston Trust Walden Midcap Fund, Boston Trust Walden SMID Cap Fund, Boston Trust Walden Small Cap Fund, and Boston Trust Walden International Equity Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust.

The Board called the Meeting for the following purposes:

Proposals		Funds Voting
1.	To elect Louis G. Hutt, Jr. and Dina A. Tantra to the Board of Trustees of the Trust	All Funds
2.	To approve an amendment to each Fund’s fundamental policy regarding loans.	Each Fund
3.	To approve an amendment to each Fund’s fundamental policy regarding borrowing.	Each Fund
4.	To approve an amendment to each Fund’s fundamental policy regarding commodities.	Each Fund
5.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	Each Fund

The Notice of Meeting, Proxy Statement and accompanying form of proxy will be mailed to shareholders on or about April 26, 2022.

The Meeting has been called by the Board for the election of two independent Trustees to the Board and approval of amendments to certain fundamental investment policies. The Meeting also has been called for the transaction of such other business as may properly come before the Meeting or any adjournments thereof. Only shareholders of record at the close of business on April 4, 2022 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. The Funds are managed by Boston Trust Walden Inc. (the “Adviser”), One Beacon Street, Boston, MA 02108.

Important Notice Regarding Internet Availability of Proxy Materials

This Proxy Statement is available at vote.proxyonline.com. The Trust’s Proxy Statement is available by calling (877) 478-5047.

Each Fund’s annual and semi-annual reports are available upon request, without charge, by writing to Boston Trust Walden Funds, c/o Boston Trust Walden Company, One Beacon Street, Boston, MA 02108 or calling (800) 282-8782 ext. 7050

PROPOSAL 1

ELECTION OF Trustees

In this proposal, shareholders of the Funds are being asked to elect Louis G. Hutt, Jr. and Dina A. Tantra (each a “Nominee” and collectively, the “Nominees”) to the Board. Each Nominee has agreed to serve on the Board for an indefinite term.

Mr. Hutt and Ms. Tantra were each nominated for appointment to the Board by the Nominating and Governance Committee (the “Committee”) of the Board. The Committee consists of the three incumbent Trustees, each of whom is not an “interested person” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each Trustee who is not an “interested person” under the 1940 Act is referred to hereafter as an “Independent Trustee”.

At a meeting held on June 3, 2021, the Committee reviewed five candidates for nomination for appointment to the Board, each of whom had been interviewed by all incumbent Trustees, but whose candidacy was voted on solely by the Committee. The Committee discussed each candidate, focusing on each candidate’s skill set and the gaps they could fill on the previously developed skills matrix. The Committee considered characteristics and attributes that the Committee had identified as being necessary and suitable for a Trustee, including each candidate’s ability to think and act independently, his or her capacity to work in a collegial manner with the other Trustees, and his or her character and integrity. Finally, the Committee considered whether each candidate would bring a diversity of viewpoints, background and experiences to the Board including attributes under-represented on the Board (e.g., age, gender and racial and/or ethnic diversity).

Based on these factors, the Committee voted to recommend that Mr. Hutt and Ms. Tantra be nominated for appointment to the Board as Independent Trustees. At a subsequent Board Meeting on August 25, 2021, the Board approved the Committee’s nominations and voted to appoint Mr. Hutt and Ms. Tantra to the Board as Independent Trustees. Under the 1940 Act, two-thirds of the Board must be elected by shareholders. Currently, each of the five incumbent Trustees have been elected by shareholders. Therefore, even though Mr. Hutt and Ms. Tantra have not been elected by shareholders, the Board satisfies the “two-thirds” requirement under the 1940 Act and Mr. Hutt and Ms. Tantra can and will continue to serve in their current capacities pursuant to their appointment to the Board even if not elected by shareholders.

Information about the Nominees and the Incumbent Trustees

New Trustee Nominees

Below is information about each Nominee and the attributes that qualify each to serve as a Trustee. The information provided below is not all-inclusive. Many Trustee attributes involve intangible elements, such as intellect, work ethic and the willingness to work together, as well as the ability to communicate effectively, exercise good judgment, ask incisive questions, manage people and problems, and develop solutions. The Board does not believe any one factor is determinative in assessing a Nominee’s qualifications, but that the collective experience of each Nominee makes each highly qualified.

The Board believes each Nominee possesses experiences, qualifications, and skills valuable to the Funds. Each Nominee has substantial business experience, effective leadership skills and an ability to critically review, evaluate and assess information.

In making its decision to nominate Mr. Hutt, the Committee considered Mr. Hutt’s legal, accounting and financial services background; his service on board of trustees of another registered investment company, including his service as Audit Committee Chair; and his views on the challenges and opportunities facing mutual funds in general and environmental, social and governance-oriented funds in particular. The Board further considered that Mr. Hutt qualified as an Audit Committee Financial Expert. The Board discussed that he is a certified public accountant and an attorney with his own CPA firm and law firm, and has over 25 years of extensive experience in financial accounting, auditing, law and business management. The Board noted that his practice concentrates on regulatory compliance, business compliance, business planning law, tax controversies and management advisory services.

With respect to Ms. Tantra, the Committee considered her extensive mutual fund industry experience, especially as it relates to board governance, risk management, operations and distribution. The Board considered that Ms. Tantra has more than 25 years of financial services industry legal and compliance experience. The Board discussed that Ms. Tantra’s experience includes leadership and management roles working with investment advisers, broker-dealers and financial products, with particular expertise in mutual fund distribution, servicing and governance. The Board noted that Ms. Tantra has held various senior leadership positions in the legal, compliance and governance areas and has experience overseeing a staff of legal, finance and compliance experts.

Additional information about Mr. Hutt and Ms. Tantra is set forth in the table below:

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past five Years	Number of Funds in the fund complex to be Overseen by Nominee	Other Directorships Held During the Past five Years
Louis G. Hutt, Jr. One Beacon Street Boston, MA 0210 Year of Birth: 1954	Trustee	Indefinite; Since August 2021	Chief Executive Officer, The Hutt Company LLC, Certified Public Accountants, , February 1982 to present; Chief Executive Officer, The Hutt Law Firm, January 1983 to present	10	Brown Capital Management Fund (2014—Present)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past five Years	Number of Funds in the fund complex to be Overseen by Nominee	Other Directorships Held During the Past five Years
Dina A. Tantra One Beacon Street Boston, MA 02108 Year of Birth: 1969	Trustee	Indefinite; Since August 2021	Co-Chief Executive Officer, Global Rhino, LLC (consulting firm), October 2018 to present; Chief Strategy Officer, CCO Technology, LLC (consulting and technology firm), February 2019 to present; Executive Vice President, Ultimus Fund Solutions (fund administrator), August 2017-September 2018; Managing Director, Foreside Financial Services, LLC, July 2016-August 2017.	10	Thornburg Income Builder Opportunities Trust, (October 2020 – Present); Advisers Investment Trust (2012 – 2017)

Incumbent Independent Trustees

The following table provides information regarding the incumbent Independent Trustees.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past five Years	Number of Funds in the fund complex Overseen by trustee	Other Directorships Held During the Past five Years
Diane E. Armstrong One Beacon Street Boston, MA 02108 Year of Birth: 1964	Trustee and Chairperson of the Board	Indefinite; Trustee since February 2005. Chairperson since December 2021	Owner, Armstrong Financial Services LLC, November 2012 to present; Advisor, Investment Partners LTD, January 2018 to December 2019	10	None
Elizabeth E. McGeveran One Beacon Street Boston, MA 02108 Year of Birth: 1971	Trustee	Indefinite; Since April 2016	Director of Investments, The McKnight Foundation, September 2019 to present; Director of Impact Investing, September 2014 to September 2019	10	None
Michael M. Van Buskirk One Beacon Street Boston, MA 02108 Year of Birth: 1947	Trustee	Indefinite; Trustee since August 1992. Chairperson, 2006-2021	Retired since 2014	10	Advisers Investment Trust (2011 – Present)

Incumbent Interested Trustees and Officers of the Trust

The following table provides information about the incumbent Interested Trustees and Officers of the Trust:

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past five Years	Number of Funds in the fund complex Overseen by trustee	Other Directorships Held During the Past five Years
Lucia B. Santini* One Beacon Street Boston, MA 0210 Year of Birth: 1958	Trustee and President	Indefinite; Since June 2011	President, Boston Trust Walden Inc., January 2017 to present, Managing Director, February 2001 to December 2016; Managing Director, Boston Trust Walden Company (bank trust company), November 1993 to present	10	None
Heidi Soumerai* One Beacon Street Boston, MA 02108 Year of Birth: 1957	Trustee	Indefinite; Since May 2013	Managing Director and Director of ESG Research, Boston Trust Walden Company, August 2004 to December 2021; Research Analyst, Boston Trust Walden Company, January 1985 to December 2021	10	None
Jennifer Ellis One Beacon Street Boston, MA 02108 Year of Birth: 1972	Treasurer	Indefinite; Since May 2011	Director of Finance/Treasurer, Boston Trust Walden Company, May 2011 to present	NA	NA
Jennifer English One Post Office Square, Suite 3710 Boston, MA 02109 Year of Birth: 1972	Secretary	Indefinite; Since February 2022	Senior Vice President, Citi Fund Services Ohio, Inc., March 2005 to present	NA	NA
Amy E. Siefer 4400 Easton Commons, Suite 200 Columbus, OH 43219 Year of Birth: 1977	Chief Compliance Officer and AML Officer	Indefinite; Since February 2018	Vice President, Citi Fund Services Ohio, Inc., May 2012 to present	NA	NA

* Ms. Santini and Ms. Soumerai are considered “interested persons” of the Trust as defined in the 1940 Act due to their employment with the Adviser.

Incumbent Trustee Qualifications

Below are summaries of the qualifications of the incumbent Trustees, each of whom have been previously elected by shareholders. The Board has concluded that each of these Trustees should continue serving on the Board because of his or her ability to review and understand information about the Trust and the Funds provided by management, to identify and request other information he or she may deem relevant to the performance of the Trustees’ duties, to question management and other service providers regarding material factors bearing on the management and administration of the Trust, and to exercise his or her business judgment in a manner that serves the best interests of the Funds' shareholders. The experiences, qualifications, attributes and skills of each Trustee, as described below, qualify them to serve as a Trustee of the Trust.

Ms. Armstrong is the owner of a financial consulting firm. Ms. Armstrong has served on the Board since 2005 and is Chairperson of the Board. She is a certified public accountant and a certified financial planner® practitioner. Ms. Armstrong brings investment, auditing, budgeting and financial reporting skills to the Board and her investment management background provides important insights into the needs of Fund shareholders. Ms. Armstrong has been designated by the Board as an “Audit Committee financial expert”.

Ms. McGeveran was appointed to the Board in 2016 and elected by shareholders on July 7, 2016. She is the Chairwoman of the Nominating and Governance Committee. Since 2019, Ms. McGeveran has served as the Director of Investments for The McKnight Foundation, where she is responsible for investing in businesses and funds that are building the low-carbon economy, improving the water quality of the Mississippi River, and contributing to a thriving, sustainable Minnesota. From 2014-2019, she served in a similar capacity as the Director of Impact Investing for The McKnight Foundation.

Ms. Santini was appointed to the Board in 2011 and elected by shareholders on May 24, 2013. She also serves as President of the Trust. Ms. Santini has been the President of Boston Trust Walden Inc., the Adviser, since January 2017; she was previously a Managing Director of the Adviser from 2001 to December 31, 2016; and Managing Director of Boston Trust Walden Company, the parent of the Adviser, since 1993. Ms. Santini brings operational, investment management and marketing knowledge to the Board.

Ms. Soumerai was elected to the Board on May 24, 2013. Ms. Soumerai was a Managing Director and a Senior Environmental, Social, and Governance (ESG) Advisor for Boston Trust Walden Company, the parent company of the Adviser until her retirement in December 2021. She had over three decades of experience managing the firm's ESG initiatives and advised the firm’s ESG team on ESG research and active ownership efforts. Ms. Soumerai currently serves in a consulting role with Boston Trust Walden Company.

Mr. Van Buskirk has been a Trustee since 1992 and served as Chairperson of the Board from 2006-2021. Mr. Van Buskirk was the President and Chief Executive Officer of the Ohio Bankers League, a financial trade association, and formerly served as senior executive of a major financial services company. Mr. Van Buskirk has deep knowledge of the Trust and its service providers, the creation and distribution of financial products and the regulatory framework under which the Trust operates.

Ms. Soumerai and Mr. Van Buskirk have announced their intention to retire from the Board in 2022.

Trustee Ownership of the Trust

Some of the Trustees own shares of the Trust. The following table shows the dollar range of the shares beneficially owned by each Nominee and each incumbent Trustee as of December 31, 2021.

Name of Trustee or Nominee	Dollar Range of Equity Securities in the funds[2]	Aggregate Dollar Range[1] of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Incumbent Trustee or Nominee in Family of Investment Companies
Lucia B. Santini	BTBFX—over $100,000 WSEFX—over $100,000 WIEFX—over $100,000	Over $100,000
Heidi Soumerai	BTBFX—over $100,000 WAMFX—$10,001-$50,000 WSEFX—over $100,000 BOSOX—over $100,000	Over $100,000
Diane E. Armstrong	BTBFX—over $100,000	Over $100,000
Louis G. Hutt, Jr.	None	None
Elizabeth E. McGeveran	BOSOX—$10,001-$50,000 WSBFX—$10,001-$50,000	$10,001-$50,000
Dina A. Tantra	BOSOX—$50,001-$100,000	$50,001-$100,000
Michael M. Van Buskirk	BTBFX—$50,001-$100,000 BTMFX—over $100,000 WASMX—over $100,000 WIEFX—$50,001-$100,000 BOSOX—over $100,000	Over $100,000

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and over $100,000.

2 The following Funds are referred to in the table above by their ticker symbol: Boston Trust Asset Management Fund (BTBFX), Boston Trust Midcap Fund (BTMFX), Boston Trust Walden Balanced Fund (WSBFX), Boston Trust Walden Equity Fund (WSEFX), Boston Trust Walden Midcap Fund (WAMFX), Boston Trust Walden SMID Cap Fund (WASMX), Boston Trust Walden Small Cap Fund (BOSOX) and Boston Trust Walden International Equity Fund (WIEFX).

Trustee Compensation

The following table sets forth information regarding compensation of Trustees by the Trust for the fiscal year ended December 31, 2021.

Name of trustee	Aggregate Compensation from the Funds for Service to the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the fund and fund complex paid to the trustees*
Diane E. Armstrong	$51,240	$0	$0	$51,240
Louis G. Hutt, Jr.	$11,688	$0	$0	$11,688
Elizabeth E. McGeveran	$44,735	$0	$0	$44,735
Dina A. Tantra	$11,688	$0	$0	$11,688
Michael M. Van Buskirk	$50,305	$0	$0	$50,305
Lucia B. Santini*	$0	$0	$0	$0
Heidi Soumerai*	$0	$0	$0	$0

*As interested Trustees, Ms. Santini and Ms. Soumerai received no compensation.

Leadership Structure and Board

The Board has general oversight responsibility with respect to the business and affairs of the Trust and the Funds. The Board has engaged service providers to manage and/or administer the day-to-

day operations of the Funds and is responsible for overseeing such service providers. The Trustees also have engaged legal counsel (who is also legal counsel to the Trust) that is independent of the Adviser or its affiliates to advise them on matters relating to their responsibilities in connection with the Trust. In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. The Board is currently composed of seven Trustees, five of whom are Independent Trustees. The Chairperson of the Board is an Independent Trustee. The Chairperson’s responsibilities include, among other things, scheduling Board meetings, setting and prioritizing Board meeting agendas, serving as a point person for the exchange of information between management and the Board, coordinating communications among the Trustees, and ensuring that the Board receives reports from management on essential matters. The Trustees as a whole, and the Independent Trustees separately, meet in executive session on a quarterly basis with fund counsel and the Trust’s Chief Compliance Officer. On an annual basis, the Board conducts a self-assessment and evaluates its structure. During the fiscal year ended December 31, 2021, the Board met four times. All Trustees were present at each meeting.

Board Oversight of Risk

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Funds’ risks directly and through its committees. While day-to-day risk management responsibilities rest with the Trust’s Chief Compliance Officer, investment adviser and other service providers, the Board monitors and tracks risk by:

1.	Receiving and reviewing quarterly and ad hoc reports related to the performance and operations of the Funds;

2.	Reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures;

3.	Periodically meeting with portfolio management to review investment strategies, techniques and the processes used to manage related risks;

4.	Meeting with representatives of key service providers, including the Funds’ investment adviser, administrator, transfer agent and independent registered public accounting firm to discuss the activities of the Funds;

5.	Engaging the services of the Chief Compliance Officer of the Trust to test the compliance procedures of the Trust and its service providers;

6.	Receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls;

7.	Receiving reports from the investment adviser’s Chief Compliance Officer and the Trust’s Anti-Money Laundering Compliance Officer; and

8.	Review by the Chief Compliance Officer of the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation.

The Board has concluded that its general oversight of the investment adviser and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Board Committees

The Board has established an Audit Committee and a Nominating and Governance Committee to assist it in performing its oversight function. The Audit Committee, composed entirely of Independent Trustees, oversees the Trust’s accounting and financial reporting policies and practices and the quality and objectivity of the Trust’s financial statements and the independent audit thereof. The Audit Committee generally is responsible for (i) overseeing and monitoring the Trust’s internal accounting and control structure, its auditing function and its financial reporting process; (ii) recommending to the Board the appointment, retention or termination of the Trust’s independent registered public accounting firm; (iii) evaluating the independence of the Trust’s independent registered public accounting firm and reviewing the auditor’s disclosures and representations with respect to its independence; (iv)  reviewing the qualifications of the auditor’s key personnel involved in the foregoing activities; (v) overseeing the work of the Trust’s independent registered public accounting firm, and resolving disagreements, if any, between the independent registered public accounting firm and management regarding financial reporting; (vi) pre-approving all auditing services and permissible non-auditing services to be provided to the Trust by the independent registered public accounting firm and pre-approving the independent registered public accounting firm’s engagement for non-audit services to the Trust-related entities where such services relate directly to the operations and financial reporting of the Trust; and (vii) considering such other matters as it may deem appropriate in carrying out the above responsibilities and any other matters that may be assigned to it by the Board. The Audit Committee met twice during the last fiscal year.

The Nominating and Governance Committee is also comprised solely of Independent Trustees. The Nominating and Governance Committee (i) evaluates the qualifications of candidates for Board membership and with respect to Independent Trustee nominees, evaluates their independence from the Trust’s investment adviser and other principal service providers; (ii), makes nominations for Independent Trustee membership on the Board; (iii) periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; and (iv) periodically reviews Trustee compensation and recommends any appropriate changes to the full Board. The Nominating and Governance Committee does not consider nominees recommended by shareholders. The Nominating and Governance Committee reviews the composition of the Board and reviews Trustee compensation periodically to recommend appropriate changes to the full Board. During the last fiscal year, the Nominating Committee held five meetings. The Nominating and Governance Committee operates pursuant to a charter, a copy of which is included in the Appendix.

The Board has determined that leadership by an Independent Trustee and a committee structure that is led by Independent Trustees is appropriate for the Trust and allows the Board to effectively and efficiently evaluate issues that impact the Trust as a whole, as well as issues that are unique to each Fund.

The Board, including the Independent Trustees, unanimously recommends that shareholders of each Fund vote “FOR” the approval of Proposal 1.

PROPOSALS 2 – 4

approve amendments to

certain fundamental policies of each fund

The Funds are subject to a number of “fundamental” policies. Many of these fundamental policies were adopted to comply with federal or state laws, interpretations of the staff of the Securities and Exchange Commission (“SEC”), or in response to regulatory, business or industry conditions that existed at the time the Funds were created. Since adoption of the policies, certain legal and regulatory requirements applicable to investment companies have changed. As a result, the Funds are now subject to a number of fundamental policies that: (i) are more restrictive than those required under present federal law or (ii) no longer reflect SEC staff interpretations. The Board and the Adviser believe that removing outdated restrictions tied to previous SEC interpretations or regulations will give the Adviser the flexibility to respond to market, industry, regulatory or technical changes and to better manage Fund assets in a changing investment environment.

Under the 1940 Act, a fundamental policy may be changed or eliminated only with shareholder approval. Therefore, the Board is recommending that shareholders approve the amendment of certain investment restrictions to be consistent with current statutory and regulatory requirements. The proposed fundamental policies cover only certain areas for which the 1940 Act requires the Funds to have fundamental policies, and will not affect any Fund’s investment objective or its current principal investment strategies. Although the proposed amendments may give some Funds greater flexibility to respond to possible future investment opportunities, the Board and the Adviser at this time do not anticipate that the changes, individually or in the aggregate, will result in a material change in the current level of investment risk associated with an investment in a Fund.

The Funds are subject to order from the SEC dated December 2, 2016 (Rel. No. 32377) (the “Order”) permitting the Funds to participate in an interfund lending facility (the “Facility”). The Order allows the Funds to use the Facility to directly lend to and borrow money from each other for temporary purposes, provided that the loans are made in accordance with the terms and conditions set forth in the Order. The primary purpose of the Facility is to enable the Funds pay redemptions orders without selling portfolio securities. In 2016, shareholders of all Funds, except the Boston Trust Walden Small Cap Fund, approved amendments to their fundamental policies regarding loans and borrowing that allowed them to rely on the Order to participate in the Facility. As result of this change, all Funds except the Boston Trust Walden Small Cap Fund may lend money directly to, and borrow money directly from, each other for temporary purposes (loans made under the Facility must be paid within seven days). Through the use of the Facility, all Funds, except the Boston Trust Walden Small Cap Fund, have the opportunity to (i) reduce the costs that would be incurred in borrowing from banks and other lenders; (ii) enhance their ability to earn higher interest rates on their otherwise uninvested cash balances than would be available from such short-term investments; and (iii) improve their liquidity. If Boston Trust Walden Small Cap Fund’s shareholders approve of

Proposals 2 and 3, Boston Trust Walden Small Cap Fund anticipates participating in interfund lending, which will permit it to realize the cost savings, investment returns and improved liquidity enjoyed by the other Funds in the Trust.

Shareholders in each Fund will vote separately on Proposals 2 through 4. If Proposals 2 through 4 are approved by the shareholders of a Fund, the changes will be effective for that Fund as of the date that shareholders are notified that the changes will be made through either (i) a supplement to the prospectus and/or Statement of Additional Information (“SAI”) or (ii) revisions to such documents at the time of the annual update to the Fund’s registration statement. Neither the Board nor the Adviser know of any contest or dispute as to the actions to be taken under Proposals 2 through 4. If shareholders of a Fund fail to approve any of Proposals 2 through 4, none of the changes contemplated by the Proposals will be effective for that Fund. The Board unanimously recommends a vote “FOR” approving Proposals 2 through 4 for each Fund.

PROPOSAL 2

Approval of an Amendment to Each Fund’s

Fundamental Policy Regarding Loans

Under the 1940 Act, an investment company must describe, and designate as fundamental, its policy with respect to making loans. In addition to a loan of cash, the term “loan” may, under certain circumstances, be deemed to include certain transactions and investment-related practices. Among those transactions and practices are the lending of portfolio securities, the purchase of certain debt instruments and the entering into of repurchase agreements.

The Boston Trust Walden Small Cap Fund’s current fundamental policy regarding loans is as follows:

The Fund may not make loans to others, except (a) through the purchase of debt securities, (b) by investing in repurchase agreements and (c) by loaning portfolio securities.

For all other Funds, the current fundamental policy regarding loans is as follows:

The Funds may not:

Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The proposed amendment to the fundamental policy regarding loans for all Funds is as follows:

The Funds may not:

Make loans except to the extent consistent with the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted by the SEC or its staff pursuant to order or interpretation, or as may be permitted by other regulatory authorities with appropriate jurisdiction.

The proposed amendment harmonizes the fundamental investment restriction regarding loans for all Funds. In addition, with respect to the Boston Trust Walden Small Cap Fund, the proposed amendment permits interfund lending in accordance with the terms and conditions of the Order, which imposes specific limitation on the duration, rates and amounts of loans made under the Facility that are designed to reduce the risk of making such loans and provide more favorable interest rates than would otherwise be available.

The proposed amendment also provides the Trust with flexibility to modify its policies to keep pace with or take advantage of future regulatory or market developments within the bounds permissible by the SEC or relevant authorities. Currently, the 1940 Act and SEC staff interpretations permit a Fund to lend up to 33 1/3% of its total assets. The staff of the SEC currently does not apply this limitation to purchases of debt securities and repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments. Should the law or interpretations of the law change, the amended fundamental policy regarding loans would not become outdated, thereby obviating the need to call another special meeting of shareholders. The Trust undertakes to update its disclosure of the law’s current requirements and SEC staff interpretations in the SAI.

The adoption of the proposed amendment is not anticipated to introduce additional material risk to any Fund or to affect the ways the Funds are managed.

The Board, including the Independent Trustees, unanimously recommends that shareholders of each Fund vote “FOR” the approval of Proposal 2.

PROPOSAL 3

Approval of an Amendment to Each Fund’s

Fundamental Policy Regarding Borrowing

The 1940 Act imposes certain fundamental limitations on the borrowing activities of investment companies. Borrowing limitations are generally designed to protect shareholders and their investments by restricting an investment company’s ability to subject its assets to the claims of creditors that, under certain circumstances, might have a claim to a fund’s assets that would take precedence over the claims of shareholders upon redemption or liquidation.

Under the 1940 Act, an open-end investment company may borrow up to 33 1/3% of its total assets (including the amount borrowed) from banks and may borrow up to an additional 5% of its total assets for temporary purposes from any other person. Generally, a loan is considered temporary if it is repaid within 60 days. Funds typically borrow money to meet redemptions or for other short-term cash needs in order to avoid forced, unplanned sales of portfolio securities. This technique affords a fund greater flexibility by allowing its investment manager to buy and sell portfolio securities primarily for investment or tax considerations, rather than for cash flow considerations.

The Boston Trust Walden Small Cap Fund’s current fundamental policy regarding borrowing is as follows:

The Fund may not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase agreements.

For all other Funds, the current fundamental policy regarding borrowing is as follows:

The Funds may not:

Borrow money, except that a Fund may borrow money (a) from a bank or from another fund of the Trust, provided that immediately after such borrowing, the aggregate amount of all borrowings does not exceed 33 1/3% of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings), or (b) from a bank or other person for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase agreements.

The proposed amendment to the fundamental policy regarding borrowing for all Funds is as follows:

The Funds may not:

Borrow money except to the extent consistent with the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted by the SEC or its staff pursuant to order or interpretation, or as may be permitted by other regulatory authorities with appropriate jurisdiction.

The proposed amendment harmonizes the fundamental policy regarding borrowing for all funds. With respect to the Boston Trust Walden Small Cap Fund, the proposed amendment permits borrowing under the interfund lending program in accordance with the terms and conditions of the Order. Those terms and conditions impose specific limitations on the duration, rates and amounts of loans made under the Facility that are designed to reduce the risk of borrowing and provide more favorable interest rates than would otherwise be available. For all other Funds, because their current fundamental policies are consistent with the requirements of the 1940 Act, the differences between the proposed amendment and those Funds’ current fundamental policies are only semantic.

The proposed amendment provides the Trust with flexibility to modify its policies to keep pace with or take advantage of future regulatory or market developments within the bounds permissible by the SEC or relevant authorities. Should the law or interpretations of the law change, the amended fundamental policy regarding borrowing would not become outdated, thereby obviating the need to call another special meeting of shareholders. The Trust undertakes to update its disclosure of the law’s current requirements and SEC staff interpretations in the SAI.

The adoption of the proposed amendment is not anticipated to introduce additional material risk to any Fund or to affect the ways the Funds are managed.

The Board, including the Independent Trustees, unanimously recommends that shareholders of each Fund vote “FOR” the approval of Proposal 3.

PROPOSAL 4

Approval of an Amendment to Each Fund’s

Fundamental Policy Regarding Commodities

Under the 1940 Act, an investment company’s policy relating to the purchase and sale of commodities must be fundamental. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, are considered to be commodities under certain circumstances. Funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement a tax or cash management strategy, or to enhance investment returns.

The Funds’ fundamental investment restriction regarding commodities is as follows:

The Funds may not:

Purchase or sell commodities or commodity contracts except as may be permitted by the Investment Company Act of 1940, as amended, or unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments, including derivatives related to physical commodities; or purchasing or selling securities or other instruments backed by commodities; or purchasing or selling securities of companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

The proposed amendment to the fundamental policy regarding commodities for all Funds is as follows:

The Funds may not:

Invest in commodities except to the extent consistent with the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted by the SEC or its staff pursuant to order or interpretation, or as may be permitted by other regulatory authorities with appropriate jurisdiction.

Because the current fundamental policy is consistent with the requirements of the 1940 Act, the difference between the proposed amendment and the current fundamental policy is only semantic. Nevertheless, the proposed amendment provides the Trust with flexibility to modify its policies to keep pace with or take advantage of future regulatory or market developments within the bounds permissible by the SEC or relevant authorities. Should the law or interpretations of the law change, amended fundamental policy regarding commodities would not become outdated, thereby obviating the need to call another special meeting of shareholders. The Trust undertakes to update its disclosure of the law’s current requirements and SEC staff interpretations in the SAI.

The Board, including the Independent Trustees, unanimously recommends that shareholders of each Fund vote “FOR” the approval of Proposal 4.

OTHER INFORMATION

OPERATION OF THE FUNDS

Each Fund is a series of Boston Trust Walden Funds, an open-end investment management company organized as a Massachusetts business trust on January 8, 1992. Prior to August 1, 2011, the Trust was known as The Coventry Group. Between August 1, 2011 and September 3, 2019, the Trust was known as Boston Trust & Walden Funds. The Trust’s principal executive offices are located at One Beacon Street, Boston, MA 02108. Overall responsibility for management of the Funds is vested in the Board. Like other mutual funds, the Trust retains various organizations to perform specialized services. The Trust currently retains Boston Trust Walden Inc., One Beacon Street, Boston, MA 02108 as the Funds’ investment adviser. Citi Fund Services Ohio, Inc., 4400 Easton Common, Suite 200, Columbus, OH 43219 is the Funds’ administrator and provides certain fund accounting services. Boston Trust Walden Company, One Beacon Street, Boston, MA 02108 serves as the Funds’ custodian. FIS Investor Services, LLC, 4249 Easton Way, Suite 400, Columbus, OH 43219 serves as the Funds’ transfer agent. Foreside Financial Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101 is the Funds’ principal underwriter.

THE PROXY

The Board is soliciting proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy card and Notice of Internet Availability of Proxy Materials with instructions on how to vote your shares via the Internet, by touchtone phone, or by printing your ballot and mailing it in is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for Proposals 1 through 4 and at the discretion of the holders of the proxy, on any other matter that may come before the Meeting about which the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of the Trust revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following shares of beneficial interest of the Funds were issued and outstanding:

Name of Fund	Shares Outstanding
Boston Trust Asset Management Fund	10,260,990.641
Boston Trust Equity Fund	5,462,219.274
Boston Trust Midcap Fund	7,140,988,768
Boston Trust SMID Cap Fund	26,872,674.421
Boston Trust Walden Balanced Fund	8,316,938.313
Boston Trust Walden Equity Fund	8,072,607.324
Boston Trust Walden Midcap Fund	4,567,208.079
Boston Trust Walden SMID Cap Fund	4,727,176.131
Boston Trust Walden Small Cap Fund	55,402,191.379
Boston Trust Walden International Equity Fund	7,188,797.630

Only shareholders of record on the Record Date are entitled to vote at the Meeting. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. The presence, in person or by proxy, of the holders of a majority of the shares of a Fund entitled to vote is necessary to constitute a quorum at the Meeting.

Approval of Proposal 1 requires the affirmative vote of a plurality of all votes at the Meeting. Under this plurality system, each vacant Trustee position is filled by the nominee who receives the largest number of votes for that position, with no majority approval requirement. Each Nominee is unopposed for the vacant Trustee position he or she is seeking to fill.

Approval of Proposals 2 through 4 require the affirmative vote of “majority of the outstanding voting securities” of each Fund. The 1940 Act defines “majority of the outstanding voting securities” to mean the vote (i) of 67% or more of the voting securities (i.e., shares) present at the Meeting, if the holders of more than 50% of the outstanding voting securities of each Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of a Fund, whichever is less. This means that Proposals 2 through 4 may be approved by less than a majority of the outstanding shares of each Fund, provided a quorum is present at the Meeting.

Shareholders in each Fund will vote separately on Proposals 2 through 4. If Proposals 2 through 4 are approved by the shareholders of a Fund, the changes will be effective for that Fund as of the date that shareholders are notified that the changes will be made through either (i) a supplement to the prospectus and/or SAI or (ii) revisions to such documents at the time of the annual update to the Fund’s registration statement. If shareholders of any Fund fail to approve any of Proposals 2 through 4, none of the changes contemplated by Proposals 2 through 4 will be effective for that Fund.

Abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum and as votes against a proposal. In addition, under the rules of the New York Stock Exchange (NYSE), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, such shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of special meetings). The NYSE does not consider Proposal 1 to be a non-routine matter that affects substantially a shareholder’s rights or privileges. Consequently, brokers holding shares of the Funds on behalf of clients may vote on Proposal 1 absent instructions from the beneficial owners of the shares. However, the NYSE does consider Proposals 2 through 4 to be non-routine matters that affect substantially a shareholder’s rights or privileges. As a result, brokers holding shares of the Funds on behalf of clients may not vote on Proposals 2 through 4 absent instructions from the beneficial owners of the shares.

Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. Abstentions and “broker non-votes” will be treated as present for purposes of determining a quorum and votes against a proposal. Because Trustees are elected by a plurality, non-votes and abstentions will have no effect on Proposal 1.

If (i) a quorum is not present at the Meeting, or (ii) a quorum is present but sufficient votes in favor of a proposal have not been obtained, then the Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present, to permit further solicitation of proxies. The persons named as proxies may also adjourn the Meeting for any other reason in their discretion. Any adjourned meeting may be held, within a reasonable time after the date set for the original Meeting, without the necessity of further notice unless a new record date of the adjourned Meeting is fixed. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment. In determining whether to vote for adjournment, the persons named as proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, in determining that an adjournment and additional solicitation is reasonable and in the interests of shareholders. At any adjourned Meeting, the Trust may transact any business which might have been transacted at the original Meeting.

The individuals named as proxies will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the Meeting.

Security ownership of certain beneficial owners

To the knowledge of the Trust’s management, as of the Record Date, the following shareholders were owners of record or beneficial owners, because they possessed voting or investment power with respect to such shares, of 5% or more of the outstanding shares of the Funds listed:

FUND AND SHAREHOLDER	No. of shares	Percent of the class total assets held by the shareholder
BOSTON TRUST WALDEN SMALL CAP FUND
National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Boulevard Jersey City, NJ 07310	13,125,526.666	23.69%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94016	11,206,776.707	20.23%
Capinco c/o U.S. Bank NA P.O. Box 1787 Milwaukee, WI 53201	5,030,475.402	9.08%
Goldman Sachs & Co. LLC 200 West Street New York, NY 10282	4,946,017.431	8.93%
Band & Co c/o U.S. Bank NA P.O. Box 1787 Milwaukee, WI 53201	4,658,701.027	8.41%
Blue Cross & Blue Shield MA HMO Blue 101 Huntington Avenue, Suite 1300 Attn: Rico Giammarco Boston, MA 02199-7611	3,687,446.918	6.66%
BOSTON TRUST MIDCAP FUND
Capinco c/o U.S. Bank NA P.O. Box 1787 Milwaukee, WI 53201	1,712,568.604	23.98%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94016	1,216,806.494	17.04%
Band & Co c/o U.S. Bank NA P.O. Box 1787 Milwaukee, WI 53201	1,143,348.317	16.01%
TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	931,243.988	13.04%
National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Boulevard Jersey City, NJ 07310	862,209.664	12.07%
Pershing LLC One Pershing Plaza Product Support, 14th Floor Jersey City, NJ 07399	640,675.638	8.97%
BOSTON TRUST ASSET MANAGEMENT FUND
Band & Co c/o U.S. Bank NA P.O. Box 1787 Milwaukee, WI 532	4,744.964.361	46.24%
Capinco c/o U.S. Bank NA P.O. Box 1787 Milwaukee, WI 53201	4,097,012.251	39.93%
National Financial Services LLC	649,350.983	6.33%

FUND AND SHAREHOLDER	No. of shares	Percent of the class total assets held by the shareholder
Newport Office Center III 5th Floor 499 Washington Boulevard Jersey City, NJ 07310
BOSTON TRUST EQUITY FUND
Band & Co c/o U.S. Bank NA P.O. Box 1787 Milwaukee, WI 53201	2,792,474.339	51.12%
Capinco c/o U.S. Bank NA P.O. Box 1787 Milwaukee, WI 53201	2,006,031.124	36.73%
Washington & Co c/o U.S. Bank NA P.O. Box 1787 Milwaukee, WI 53201	371,223.868	6.80%
BOSTON TRUST SMID CAP FUND
National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Boulevard Jersey City, NJ 07310	9,144,809.904	34.03%
Merrill Lynch, Pierce, Fenner & Smith Attn: Compensation Team 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6184	6,738,875.371	25.08%
Northern Tr Co Cust FBO Local Union 513 Annuity Fund Tr. P.O. Box 92956 Chicago, IL 60675	3,784,623.661	14.08%
TIAA FSB Cust. TTEE FBO Retirement Plans for which TIAA Acts as Recordkeeper 211 North Broadway, Suite 1000 Attn: Trust Operations St. Louis, MO 63102-2733	3,361,367.547	12.51%
BOSTON TRUST WALDEN EQUITY FUND
National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Boulevard Jersey City, NJ 07310	2,487,466.703	30.81%
Capinco c/o U.S. Bank NA P.O. Box 1787 Milwaukee, WI 53201	2,206,734.957	27.34%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94016	1,236,790.548	15.32%
Band & Co c/o U.S. Bank NA P.O. Box 1787 Milwaukee, WI 53201	717,367.280	8.89%
BOSTON TRUST WALDEN BALANCED FUND
Capinco c/o U.S. Bank NA P.O. Box 1787 Milwaukee, WI 53201	2,690.188.884	32.35%
Band & Co c/o U.S. Bank NA P.O. Box 1787 Milwaukee, WI 53201	1,287,465.970	15.48%
National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Boulevard Jersey City, NJ 07310	1,273,879.657	15.32%
TIAA FSB Cust. TTEE FBO Retirement Plans for which TIAA Acts as Recordkeeper	1,115,434.572	13.41%

FUND AND SHAREHOLDER	No. of shares	Percent of the class total assets held by the shareholder
211 North Broadway, Suite 1000 Attn: Trust Operations St. Louis, MO 63102-2733
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94016	1,066,621.157	12.82%
BOSTON TRUST WALDEN MID CAP FUND
Capinco c/o U.S. Bank NA P.O. Box 1787 Milwaukee, WI 53201	1,475,334.256	32.30%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94016	816,036.582	17.87%
Washington & Co c/o U.S. Bank NA P.O. Box 1787 Milwaukee, WI 53201	477,681.791	10.46%
KeyBank NA P.O. Box 94871 Cleveland, OH 44101-4871	411,253.594	9.00%
National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Boulevard Jersey City, NJ 07310	330,890.342	7.24%
TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	313,829.501	6.87%
Band & Co c/o U.S. Bank NA P.O. Box 1787 Milwaukee, WI 53201	297,715.764	6.52%
BOSTON TRUST WALDEN SMID CAP FUND
Capinco c/o U.S. Bank NA P.O. Box 1787 Milwaukee, WI 53201	1,412,478.170	29.88%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94016	1,129,218.746	23.89%
National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Boulevard Jersey City, NJ 07310	703,292.620	14.88%
Band & Co c/o U.S. Bank NA P.O. Box 1787 Milwaukee, WI 53201	386,709.153	8.18%
BOSTON TRUST WALDEN INTERNATIONAL EQUITY FUND
Capinco c/o U.S. Bank NA P.O. Box 1787 Milwaukee, WI 53201	3,328,801.891	46.31%
Band & Co c/o U.S. Bank NA P.O. Box 1787 Milwaukee, WI 53201	2,142,877.051	29.81%
SEI Private Trust Company c/o Boston Private ID 366 Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	663,800.821	9.23%
Northern Tr Co Cust FBO Local Union 513 Annuity Fund Tr. P.O. Box 92956	609,006.207	8.47%

FUND AND SHAREHOLDER	No. of shares	Percent of the class total assets held by the shareholder
Chicago, IL 60675

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. Ms. Santini is Managing Director of Boston Trust Walden Company, which has discretionary voting and investment authority over Fund shares held in client discretionary accounts. Ms. Santini also owns over 10% of the outstanding shares of Boston Trust Walden Corporation, the parent company of Boston Trust Walden Company. As a result, Ms. Santini and/or the Boston Trust Walden Company may be deemed to have control over certain Funds.

Security Ownership of Management

To the best knowledge of the Trust, there were no Trustees, Nominees or officers of the Trust who were the owners of more than 1% of the outstanding shares of a Fund on the Record Date.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Lucia B. Santini, Boston Trust Walden Funds, One Beacon Street, Boston, MA 02180. Because the Trust has never received a shareholder proposal or a Trustee nomination from a shareholder, the Trust has not adopted a written policy regarding consideration of shareholder proposals or Trustee nominees recommended by shareholders. The Board is not aware of any other matters to come before the meeting.

COST OF SOLICITATION

The Board is making this proxy solicitation. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting, the proxy card and any additional materials relating to the meeting, which is anticipated to total approximately $180,628, will be borne by the Trust. In addition to solicitation by mail, solicitations also may be made by email, or other electronic media, or personal contacts. The Trust will request that broker/dealer firms, custodians, nominees, and fiduciaries forward proxy materials to the beneficial owners of the shares of record. Broker/dealer firms, custodians, nominees, and fiduciaries may be reimbursed for their reasonable expenses incurred in connection with such proxy solicitation. In addition, officers and employees of the Adviser and its affiliates, without extra compensation, may conduct additional solicitations by telephone, email and personal interviews.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

Communications with the Board

A shareholder of the Trust wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund in which the shareholder owns shares; and (iv) if the shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner. These communications should be addressed as follows: Lucia B. Santini, Boston Trust Walden Funds, One Beacon Street, Boston, MA 02108.

DELIVERY OF VOTING INSTRUCTIONS

If you and another shareholder share the same address, the Trust may only send one Proxy Statement and Notice of Internet Availability of Proxy Materials unless you or the shareholder(s) request otherwise. Call, write to, or email the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call, write to, or email the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call  1-800-282-8782 ext. 7050, write to Boston Trust Walden Inc., One Beacon Street, Boston, MA 02180, or e-mail mutualfunds@bostontrustwalden.com.

A copy of the Notice of Shareholder Meeting, the Proxy Statement, the Proxy Card and the Notice of Internet Availability of Proxy Materials are available at vote.proxyonline.com.

BY ORDER OF THE BOARD OF TRUSTEES

/s/ Lucia B. Santini

LUCIA B. SANTINI

President

Dated April 26, 2022

Please follow the instructions on the enclosed voting instruction card or on the notice of internet availability of proxy materials and VOTEVIA THE internet, BY TOUCHTONE PHONE, OR

BY PRINTING YOUR BALLOT AND MAILING IT IN. FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL (877) 478-5047.

APPENDIX

Boston Trust Walden Funds

Nominating and Governance Committee Charter

Nominating and Governance Committee Membership

The Nominating and Governance Committee of Boston Trust Walden Funds (the “Trust”) shall be composed entirely of the Independent Trustees of the Trust. Management of the Trust, while not having representatives on the Committee, will nonetheless be expected to have a role in the nominating process by identifying and recommending potential candidates to the Committee for consideration.

Board Nominations and Functions

1.       The Committee shall recommend nominees to the full Board for election to the Board of Trustees. The Committee shall evaluate each candidate’s qualifications for Board membership and with respect to Independent Trustee nominees, the Committee shall evaluate their independence from the Trust’s manager and other principal service providers. In determining a nominee’s qualifications for Board membership, the Committee shall take into consideration those characteristics and attributes that the Committee identifies as being necessary and suitable for a member of the Trust’s Board.

2.       The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

3.       The Committee shall review Trustee compensation periodically and recommend any appropriate changes to the full Board.

Amendments

August 1, 2011 – Revised due to Trust name change from The Coventry Group to The Boston Trust & Walden Funds

November 29, 2018 – Revised to reflect biannual compensation review

May 24, 2021 – Revised due to Trust name change from The Boston Trust & Walden Funds to Boston Trust Walden Funds

1

SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number, proxy ID, Security ID and household ID listed above are unique identifiers created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy. ACCESS PROXY MATERIAL AND VOTE You can access the proxy material including the proxy statement by either scanning the QR Code below with your smartphone or going to the url listed below and enter your control number: vote.proxyonline.com Your Control Number: 1234 5678 9123 BOSTON TRUST WALDEN FUNDS One Beacon Street Boston, MA 02108 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR A SPECIAL MEETING OF SHAREHOLDERS ON JUNE 10, 2022 Proxy Holder: Thomas Nader 48 Wall Street 22nd Floor New York, NY 10004 Voter Profile: Proxy ID: Security ID: Shares: Household ID: April 26, 2022 Dear Shareholder, Notice is hereby given that a Special Meeting of Shareholders of Boston Trust Walden Funds to be held at Boston Trust Walden, One Beacon Street, Boston MA 02108, on June 10, 2022 at 10:00 a.m. Eastern Time, or as adjourned. Shareholders of the Funds will be asked at the Meeting: 1. To elect Louis G. Hutt, Jr. and Dina A. Tantra to the Board of Trustees of the Trust. 2. To approve an amendment to each Fund’s fundamental policy regarding loans. 3. To approve an amendment to each Fund’s fundamental policy regarding borrowing. 4. To approve an amendment to each Fund’s fundamental policy regarding commodities. 5. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof. The Board Trustees of the Funds unanimously recommends that you vote FOR each proposal. This communication presents only an overview of the more complete proxy materials available to you on the Internet at vote.proxyonline.com. We encourage you to access and review all of the information contained in the proxy materials before voting. Please go to vote.proxyonline.com and enter the control number found in the box above. Once you have logged in you can view/download the letter, proxy statement and proxy card, request a copy of the proxy materials via e-mail or the U.S. Post Office, and vote your shares. You may choose to vote via the internet, by touchtone phone, or print the ballot and mail it in. Please read the proxy materials carefully and vote. If you should have any questions about this Notice or the proxy materials, please call (877) 478-5047 Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time. Thank you in advance for your participation and for your investment. By order of the Board of Trustees

REQUEST FOR PROXY MATERIALS If you would like to receive a paper or electronic copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy using any of the options below. If you wish to receive a paper copy through the mail, please make that request on or before May 15, 2022 to allow for timely delivery. If you wish to receive an electronic copy, please make that request on or before May 22, 2022. BY INTERNET Go to vote.proxyonline.com and enter the control number found in the box on the upper right hand corner of the reverse side. Once you have logged in you may request a copy of the proxy materials to be sent to your email address or to your home, your choice. You may also elect to receive all future proxy materials from Boston Trust Walden Funds via the U.S. Post Office or e-mail. BY PHONE You can request either an electronic copy or hardcopy of the proxy materials by calling toll-free (877) 478-5047 and reference the control number listed above. Representatives are available Monday through Friday between the hours of 9:00 a.m. to 10:00 p.m. Eastern Time. BY E-MAIL To request a copy of the proxy material, please send an e-mail with your control number in the subject line to the address noted below: For a paper copy: paperproxy@proxyonline.com For an electronic copy: emailproxy@proxyonline.com To elect to receive all future proxy materials via the referenced delivery method, please type “Permanent Request” in the body of the e-mail. @

BOSTON TRUST WALDEN FUNDS PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 10, 2022 The undersigned, revoking all Proxies heretofore given, hereby appoints Katrina Pelsue and Heather Ferris or either of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of the above-mentioned fund, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, to be held at its offices at to be held at Boston Trust Walden, One Beacon Street, Boston MA 02108, on June 10, 2022 at 10:00 a.m. Eastern Time, or as adjourned. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call (877) 478-5057 toll free. Representatives are available to assist you Monday through Friday, from 9 a.m. to 10 p.m., Eastern time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on June 10, 2022. The proxy statement and the accompanying notice of Special Meeting of Shareholders for this meeting are available at: https://vote.proxyonline.com/btw/docs/proxy2022.pdf Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative Vote on the internet VOTER PROFILE: Voter ID: Security ID: Shares to Vote: Household ID: VOTE REGISTERED TO: REG1 REG2 REG3 REG4 YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! CONTROL NUMBER: 123456789101 SIGN, DATE AND VOTE ON THE REVERSE SIDE Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day. Vote by phone vote.proxyonline.com (877) 478-5057 Toll Free Vote by mail Postage-Paid Envelope Mail your signed and voted proxy back in the postage paid envelope provided. PROXY CARD

NAME OF FUND YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSALS RELATING TO THE FUND AND DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SHAREHOLDER MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSALS. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ● 1. To elect to the Board of Trustees of the Trust: FOR WITHHOLD (a) Louis G. Hutt, Jr. ○ ○ (b) Dina A. Tantra ○ ○ FOR AGAINST ABSTAIN 2. To approve an amendment to each Fund’s fundamental policy regarding loans. ○ ○ ○ 3. To approve an amendment to each Fund’s fundamental policy regarding borrowing. ○ ○ ○ 4. To approve an amendment to each Fund’s fundamental policy regarding commodities. ○ ○ ○ 5. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. THANK YOU FOR VOTING YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. __________________________________________________________ Signature (and title if applicable) Date __________________________________________________________ Signature (if held jointly) Date PROXY CARD